Exhibit 10.1
Loan No. _200349

FIRST_AMENDMENT TO LOAN AGREEMENT

This First Amendment to Loan Agreement (this “First Amendment”) is entered into as of June 4, 2020 but effective as of the Effective Date (defined below) by and between THE ANDERSONS, INC., an Ohio corporation (the “Borrower”); and METLIFE REAL ESTATE LENDING LLC, a Delaware limited liability company (the “Lender”).

RECITALS

A.Whereas, the Borrower and the Lender are parties to that certain Loan Agreement dated as of November 14, 2019 (the “Loan Agreement”). Unless otherwise specified herein, capitalized terms used in this First Amendment shall have the meanings ascribed to them by the Loan Agreement.

B.Whereas, the Borrower and the Lender wish to amend the Loan Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

a.Amendments to Loan Agreement. Section 1. The definition of Adjusted Working Capital in the Loan Agreement is hereby amended and restated in its entirety as follows:

“Adjusted Working Capital” means, as of any date of determination, the positive difference, if any, of Consolidated Current Assets minus Consolidated Current Liabilities; provided, that each determination of Consolidated Current Liabilities (1) shall include the aggregate principal amount of all outstanding advances under the Primary Credit Agreement plus issued and outstanding letters of credit under the Primary Credit Agreement, together with all interest, costs, and fees accruing thereon or otherwise payable in connection therewith and (2) shall exclude principal in respect of term loan advances under the Primary Credit Agreement and advances under the five-year revolving facility long-term sublimit under the Primary Credit Agreement and issued and outstanding letters of credit under the Primary Credit Agreement supporting long-term indebtedness.

b.Representations and Warranties of the Borrower. The Borrower represents and warrants that as of the First Amendment Effective Date:

a)The execution, delivery and performance by the Borrower of this First Amendment have been duly authorized by all necessary corporate action and that this

First Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

a.Each of the representations and warranties contained in the Loan Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true on and as of such earlier date; and

b.Both immediately prior to and immediately after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

a.Effective Date. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the following conditions have been satisfied:

a)the execution and delivery hereof by the Borrower and the Lender;

b)the Lender shall have received all fees and amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Loan Agreement; and

c)the Lender shall have received such other certificates, documents and agreements as the Lender may reasonably require.

b.Reference to and Effect Upon the Loan Agreement and the other Loan
Documents.

a)Except as specifically amended above or otherwise provided herein, the
Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This First Amendment shall constitute a Loan Document.

b)The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this First Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

c.Governing Law. This First Amendment shall be construed in accordance with and governed by the laws of the State of Ohio.

d.Headings. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purposes.

a.Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date and year first above written.

BORROWER:
THE ANDERSONS, INC.,
an Ohio corporation

By:   Brian K. Walz
Vice President and Treasurer

LENDER:
METLIFE REAL ESTATE LENDING LLC, a
Delaware limited liability company

By: MetLife Investment Management, LLC, a Delaware limited liability company, its investment manager

By:  Name: Kevin J. Harshberger
Its: Authorized Signatory and Director

GUARANTOR AFFIRMATION

The undersigned, jointly and severally, hereby ratify, affirm and restate their personal obligations to Lender jointly, absolutely and unconditionally guarantying the obligations of Borrower under the Loan Agreement and other Loan Documents, and hereby consent to this First Amendment. Furthermore, as of the date hereof the undersigned declare that they have no rights of setoff, counterclaims, defenses or causes of action of any kind against Lender, and to the extent any such rights of setoff, counterclaims, defenses or other causes of action exist, whether known or unknown, they are hereby waived by the undersigned.

GUARANTOR:
THE ANDERSON EXECUTIVE SERVICES LLC,
an Ohio limited liability company

By:   Brian K. Walz
Vice President and Treasurer

GUARANTOR:
LANSING TRADE GROUP, LLC,
a Delaware limited liability company

By:   Brian K. Walz
Vice President and Treasurer

GUARANTOR:
THE ANDERSONS PLANT NUTRIENT LLC,
an Ohio limited liability company

By:   Brian K. Walz
Vice President and Treasurer

GUARANTOR:
PLANT NUTRIENT OPERATIONS LLC,
an Ohio limited liability company

By:   Brian K. Walz
Vice President and Treasurer

GUARANTOR:
TITAN LANSING, LLC,
a Delaware limited liability company

By:   Brian K. Walz
Vice President and Treasurer